UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2019

Integrity Applications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-54785	98-0668934
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

19 Ha’Yahalomim St., P.O. Box 12163, Ashdod, Israel	L3 7760049
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972 (8) 675-7878

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry Into a Material Definitive Agreement

Common Stock and Warrant Issuance

On June 14, 2019, Integrity Applications, Inc. (the “Company”) conducted a final closing of the private placement of its securities pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Purchasers”). Pursuant to the Purchase Agreements, on each of such closing dates, the Company issued to the respective Purchasers an aggregate of 13,972,100 units at a purchase price of $0.258 per unit of the Company (each a “Unit” and, collectively, the “Units”), each consisting of (a) one share (collectively, the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), (b) .05734 of a five year warrant to purchase, at an exercise price of $1.80 per share, one share of Common Stock (collectively, the “Series D-1 Warrants”), (c) .05734 of a five year warrant to purchase, at an exercise price of $3.60 per share, one share of Common Stock (collectively, the “Series D-2 Warrants”), and (d) .05734 of a five year warrant to purchase, at an exercise price of $5.40 per share, one share of Common Stock (collectively, the “Series D-3 Warrants”, and together with the Series D-1 Warrants and Series D-2 Warrants, the “Warrants”).

In the final closing, the Company received aggregate gross proceeds of $3,604,800 from the sale of the Units pursuant to the Purchase Agreements.

The terms of the instruments are otherwise the same as in the previous closings of the Company’s “D Round” as described and pursuant to the terms of the agreements attached to the Company’s Current Report on 8-K filed with the Commission on March 7, 2018.

Placement Agent Compensation

Pursuant to a placement agent agreement (the “Placement Agent Agreement”) with the placement agent for the Offering (the “Placement Agent”), at the closing of the sale of the Units the Company paid the Placement Agent, as a commission, a cash amount equal to 7% of the aggregate sales price of the Units, plus 3% of the aggregate sales price as a management fee plus a non-accountable expense allowance equal to 3% of the aggregate sales price of the Units. In addition, pursuant to the placement agent agreement, we are required to issue to the Placement Agent warrants to purchase up to such number of shares of Common Stock equal to 10% of the aggregate Shares sold in the Offering plus warrants equal to 10% of the total number of the Warrants issued to the Purchasers in the Offering (collectively, the “Placement Agent Warrants”). The terms of the Placement Agent Warrants will be substantially similar to the Warrants except that the Placement Agent Warrants will also be exercisable on a cashless basis and will include full ratchet anti-dilution protection.

THE FOREGOING IS A SUMMARY OF THE TERMS OF THE SECURITIES PURCHASE AGREEMENT, THE SERIES D-1 WARRANTS, THE SERIES D-2 WARRANTS, THE SERIES D-3 WARRANTS AND OTHER AGREEMENTS FILED IN CONJUNCTION THEREWITH AND DOES NOT PURPORT TO BE COMPLETE. THE FOREGOING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE SECURITIES PURCHASE AGREEMENT, THE WARRANTS AND OTHER AGREEMENTS FILED IN CONJUNCTION THEREWITH, COPIES OF WHICH ARE FILED HEREWITH AS EXHIBITS TO A PREVIOUSLY FILED IN A CURRENT REPORT ON FORM 8-K ON MARCH 7, 2018.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 is incorporated by reference into this Item 3.02.

The Units were sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Units were offered only to “accredited investors,” as such term is defined under the Securities Act, and were not offered pursuant to a general solicitation.

THIS CURRENT REPORT ON FORM 8-K AND THE INFORMATION INCLUDED THEREIN IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY ANY OF THE UNITS IN THE OFFERING.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2019

INTEGRITY APPLICATIONS, INC.

By:	/s/ David Podwalski
Name:	David Podwalski
Title:	Chief Operating Officer